UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2013

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51262

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On August 26, 2013, Columbia Property Trust, Inc. (the "Registrant") filed Form 8-K disclosing a press release announcing the amendment and restatement of its Term Facility and Revolving Facility. The press release, filed as Exhibit 99.1 to the Form 8-K, contained a typographical error. The Registrant hereby amends such Form 8-K to correct the typographical error. The revised press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1 is furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: August 27, 2013	By:	/s/ Wendy W. Gill
Wendy W. Gill
Chief Accounting Officer and Treasurer